UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): August 7, 2006
SYNERGETICS USA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51602 (Commission File Number)	23-2131580 (I.R.S. Employer Identification No.)

3845 Corporate Centre Drive O’Fallon, Missouri (Address of principal executive offices)		63368 (Zip Code)
(636) 939-5100
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01.   Entry into a Material Definitive Agreement.
     On August 7, 2006, Synergetics, Inc., Registrant’s wholly-owned subsidiary, entered into a Settlement Agreement with Peregrine Surgical, Ltd. for an out-of-court settlement of its patent infringement lawsuit filed on October 21, 2004 against Peregrine. The terms of the Settlement Agreement include Peregrine paying Synergetics $350,000 and agreeing to no longer use, manufacture, or sell the technology accused of infringing Synergetics’ U. S. Patent Nos. 6,357,932 and 6,634,799 covering Synergetics’ Quick-Disconnect Laser Probes and Adapters. Under the terms of the Settlement Agreement, Peregrine must pay the settlement amount by not later than August 22, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 10, 2006

SYNERGETICS USA, INC. (Registrant)
By:	/s/ Pamela G. Boone
	Name:	Pamela G. Boone
	Title:	EVP and Chief Financial Officer